ANTHONY L.G., PLLC LAURA ANTHONY, ESQ. CRAIG D. LINDER, ESQ. JOHN CACOMANOLIS, ESQ. ASSOCIATES AND OF COUNSEL: CHAD FRIEND, ESQ., LLM MICHAEL R. GEROE, ESQ., CIPP/US JESSICA HAGGARD, ESQ. CHRISTOPHER T. HINES PETER P. LINDLEY, ESQ., CPA, MBA JOHN LOWY, ESQ. STUART REED, ESQ. LAZARUS ROTHSTEIN, ESQ. SVETLANA ROVENSKAYA, ESQ. HARRIS TULCHIN, ESQ. *licensed in CA, FL and NY **licensed in FL and NY ***licensed in CA, DC, MO and NY ****licensed in Missouri *****licensed in CA and DC ******licensed in NY and NJ *******licensed in NY and NJ ********licensed in CA and HI (inactive in HI) April 30, 2024 WWW.ALCLAW.COM WWW.SECURITIESLAWBLOG.COM DIRECT E-MAIL:
JHAGGARD@ALCLAW.COM OTC Markets Group Inc. 300 Vesey Street, 12th Floor New York, NY 10282 Phone: +1 212.896.4400 Re: Turnkey Capital, Inc.; Attorney Letter for Disclosure Statements pursuant to Pink Basic Disclosure Guidelines Ladies and Gentlemen: This law firm ("Counsel") has served as securities counsel to Turnkey Capital, Inc. (the "Issuer") and has been asked to render this attorney letter ("Letter") to OTC Markets Group, Inc. ("OTC Markets") as to the Issuer's compliance with the Disclosure Statement Pursuant to the OTC Pink Basic Disclosure Guidelines. OTC Markets is entitled to rely on the Letter in determining whether the Issuer has made adequate current information publicly available within the meaning of Rule 144(c)(2) under the Securities Act of 1933 (the "Securities Act"). Counsel: (i) is a resident of the United States, (ii) resides in the State of California, (iii) is admitted to practice law in the State of Missouri, (iv) is permitted to practice before the Securities and Exchange Commission (the "SEC") and has not been prohibited from practice thereunder, (v) does not beneficially own any securities of the Issuer, (vi) has not received, and does not have an agreement to receive in the future, shares of the Issuer's securities, in payment for services, and (vii) is not now, nor in the past five years, been: (a) the subject of an investigation, hearing, or proceeding by the SEC, the U.S. Commodity Futures Trading Commission
(CFTC), the Financial Industry Regulatory Authority (FINRA), or any other federal, state, or foreign regulatory agency; (b) suspended or barred from practicing in any state or jurisdiction, or (c) charged in a civil or criminal case. Counsel has examined such corporate records and other documents and such questions of law as it considered necessary or appropriate for purposes of rendering this Letter. In connection with the preparation of this Letter, Counsel has reviewed the following specific documents concerning the Issuer and its securities (the "Information"), which Information is publicly available through the OTC Disclosure & News Service. Publish Date: 4/29/24 Title: Annual Report - Amended - Disclosure Statement Pursuant to the Pink Sheet Period End
Date: 12/31/23 The Information: (i) constitutes "adequate current public information" concerning the Issuer and the shares of common stock of the Issuer (the "Securities") and is "available" within the meaning of Rule 144(c)(2) under the Securities Act; (ii) includes all of the information that a broker-dealer would be required to obtain from the Issuer to publish a quotation for the Securities under Rule 15c2-11 of the Securities Exchange Act of 1934 (the "Exchange Act"), (iii) complies as to form with the OTC Markets Group's Pink Basic Disclosure Guidelines, which are located on the Internet at www.otcmarkets.com; and (iv) has been posted through the OTC Disclosure & News Service. The person responsible for the preparation of the Issuer's financial statements is Gary E. Griffes, President. The financial statements are not audited. The Issuer's transfer agent is ClearTrust, LLC, with its address at 16540 Pointe Villa Drive, Suite 205, Lutz, FL 33558. Its telephone number is (813) 235-4490. The transfer agent is registered with the SEC. The method used by us to confirm the number of outstanding shares was a review of the Issuer's transfer agent statements. Counsel has: (i) met, via email and phone, with management of the Issuer, namely, (a) Gary E. Griffes, President (ii) reviewed the Information published by the Issuer through the OTC Disclosure & News Service and (iii) addressed the Information with management and a majority of directors of the Issuer and has received written certification from each of them that they have reviewed the Information and certify that the Information does not contain any untrue statement of material fact or omit to state a material fact that would make the Information not misleading and agree with its contents. As to matters of fact, Counsel has relied on information obtained from public officials, officers of the Issuer and other sources. Counsel has no reason to believe that such information or sources are not reliable. To the best knowledge of Counsel, after inquiry of management and the directors of the Issuer, neither the Issuer nor any 5% shareholder of the Issuer nor Counsel is currently under investigation by any federal or state regulatory authority for any violations of federal or state securities laws. The Issuer is not now a "shell company" as defined in Rule 405 of the Securities Act and section 12b-2 of the Exchange Act but has been so in the past. In August 2023, the Company acquired Intellectual Property ("IP") from Aedan Looking Glass Inc, a Wyoming Corporation, through an Asset Purchase Agreement. The IP is a mobile security application software. At that time of acquisition of the IP, a Change in Control was enacted. It was at this time that the Company resumed operations through the acquisition of the IP mobile app software, curing its shell status through operations. The Company is not now, and has not been a shell Company since August 2023. We are opining herein as to the United States federal securities laws, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or as to any matters of municipal law or the laws of any local agencies within any state. In addition, the opinions expressed in this Letter are given as of the date of this Letter and Counsel disclaims any obligation to advise OTC Markets of any change in any matter set forth herein. No person other than OTC Markets is entitled to rely on the Letter in determining whether the Issuer has made adequate current information publicly available within the meaning of Rule 144(c)(2) under the Securities Act. However, in connection therewith, OTC Markets is granted full and complete permission to publish the Letter through the OTC Disclosure & News Service for public viewing. Sincerely, Anthony L.G., PLLC /s/ Jessica Haggard Jessica Haggard, For the Firm 1700 PALM BEACH LAKES BLVD., SUITE 820 WEST PALM BEACH, FLORIDA 33401 PHONE:
561-514-0936